Exhibit 10.79

RELEASE AGREEMENT

This Release Agreement (this “Release”), dated as of December 30, 2011, is between SILICON VALLEY BANK (“Bank”) and RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation (“Borrower”), whose address is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Recitals

A.	Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 18, 2009 (as the same has been and may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.	In addition Bank and Borrower have entered into that certain Loan and Security Agreement (Ex-Im) dated as of July 6, 2011 (as the same has been or may from time to time be amended, modified, supplemented or restated, the “Ex-Im Loan Agreement” and with the Loan Agreement, the “Loan Agreements”).

C.	Pursuant to and in accordance with the terms of certain letters of credit, the Borrower has taken out certain letters of credit relating to the assets set forth on Exhibit A (the “Released Assets”).

D.	The Borrower has requested that the Lender release its liens on the Released Assets.

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:

1. General Release by Lender. Subject to the terms hereof, including without limitation the conditions set forth in Section 2 below and in reliance on the representations and warranties of the Borrower set forth in Section 3 below, the Lender hereby releases its security interest in all right, title and interest in and to the Released Assets. In furtherance of the foregoing, the Lender agrees to file or deliver such Uniform Commercial Code partial release filing statements necessary to effect the release of the Released Assets.

2. Conditions Precedent. The releases set forth in Sections 1 shall not be effective until each of the following conditions have been satisfied, in the reasonable judgment of the Lender:

(a)	The Borrower and the Guarantor shall have executed and delivered this Agreement.

(b)	Each of the representations and warranties set forth below shall be true and correct in all material respects.

4. Representations and Warranties. The Borrower hereby certifies to the Lender that as of the date of this Agreement all of the Borrower’s representations and warranties contained in each of the Loan Agreements are true, accurate and complete, and no “Default” or “Event of Default” has occurred under (and as defined in) either Loan Agreement. Without limiting the generality of the foregoing, the Borrower represents and warrants that the execution and delivery of this Agreement has been authorized by all necessary action on the part of Borrower, that the person executing this Agreement on behalf of the Borrower is duly authorized to do so and that this Agreement constitutes the legal, valid, binding and enforceable obligation of the Borrower.

5. Fees and Expenses. Borrower shall pay all of the expenses incurred by the Lender in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and disbursements of the Lender’s attorneys and their staff, and any recording and filing fees, charges and expenses including any filing or registration costs relating to the actions contemplated by Section 1 hereof.

6. Continuation of the Credit Agreement and Loan Documents. Except as specified in this Agreement, the provisions of the Loan Agreements shall remain in full force and effect.

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IN WITNESS WHEREOF, the Borrower and the Lender have executed this Release Agreement as of the date first above written.

RAMTRON INTERNATIONAL CORPORATION

By:	/s/ Gery E. Richards
Name:	Gery E. Richards
Title:	Interim CFO and Controller

SILICON VALLEY BANK

By:	/s/ Chris Ennis
Name:	Chris Ennis
Title:	Relationship Manager

Acknowledgment and Consent by Guarantor:

Each of the undersigned hereby (i) acknowledges the accuracy of the Recitals in the foregoing Agreement, (ii) consents to all matters in the foregoing Agreement, (iii) reaffirms each guaranty executed by the undersigned, and any other agreements, documents and instruments securing or otherwise related thereto (collectively, the “Guarantor Documents”), and (iv) acknowledges that the Guarantor Documents continue in full force and effect, remain unchanged and are valid, binding and enforceable in accordance with their respective terms. All capitalized terms above not otherwise defined have the meanings given them in the foregoing Agreement.

Ramtron Canada Inc.

By:	/s/ Eric A. Balzer
Name:	Eric A. Balzer
Title:	Chief Executive Officer

EXHIBIT A

Released Assets

ULVAC Ceraus ZX-1000 Sputtering System (Serial Number: ME00-1701-0)

Nextest Magnum PV Tester (Serial Number: 846877)

Solubit Characterization System (Serial Number: 15E9D1D)

Multitest 9928 Quad Site Handler (Serial Number: 0111106678)

Accretech TSK Prober (Serial Number: 34007LF)